Exhibit 10.4

FIRST AMENDMENT

RESTATED AMENDMENT TO

LICENSE AGREEMENT (B)

(A2124)

This First Amendment after Restated Amendment to License Agreement (this “First Amendment after Restated Amendment”) is made and effective as of November, 28 2007 by and between the University of Florida Research Foundation, Inc (“UFRF”) a non-stock, non-profit Florida corporation and Applied Genetic Technologies Corporation (“Licensee”) a corporation organized and existing under the laws of the State of Delaware.

Whereas, UFRF and Licensee (collectively the “Parties”) entered into that certain patent license agreement known as Agreement No. 2001-09-13B (the “License Agreement”) covering certain licensed patents, such License Agreement being dated and effective September 25, 2001; and

Whereas, the Parties have agreed to amend the agreement as previously restated in the Restated Amendment to License Agreement (B) made and effective January 31, 2005;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend the License Agreement as follows.

1.	Section 3.3.1

Section 3.3.1, paragraph one, is deleted in its entirety and the following is substituted in lieu thereof:

Licensee agrees to pay UFRF Minimum Royalty payments of [**] per year to be paid in equal quarterly installments beginning on September 30, 2002, ending with the payment on June 30, 2007, and resuming on September 30, 2009, and every year thereafter for the life of this Agreement.

2.	Section 3.4,2

Section 3.4.2 as amended by the Restated Amendment to License Agreement is deleted in its entirety and the following is substituted in lieu thereof

3.4.2 Licensee agrees to the following development milestones for [**]:

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

Each of the above-described development milestones shall be completed by Licensee and/or its Sublicensees by the agreed dates or this License may be terminated by UFRF pursuant to Section 7.3 of this Agreement

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

Except as hereby amended, all terms and conditions of the original agreement as amended remain unchanged and in fill force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the dates indicated below.

APPLIED GENETIC TECHNOLOGIES CORP.

By	/s/ Susan B. Washer	Date: 1/9, 2008
Susan B. Washer
President and CEO

UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.

By	/s/ David L. Day	Date: 1/16, 2008
David L. Day
Director, Office of Technology Transfer

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.